Columbia Funds Variable Insurance Trust Semi-Annual N-SAR report for the period ending 6/30/10

Columbia Asset Allocation Fund, Variable Series
Columbia Federal Securities Fund, Variable Series
Columbia International Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Columbia Large Cap Value Fund, Variable Series
Columbia Mid Cap Value Fund, Variable Series
Columbia Money Market Fund, Variable Series
Columbia S&P 500 Index Fund, Variable Series
Columbia Select Large Cap Growth Fund, Variable Series
Columbia Select Opportunities Fund, Variable Series
Columbia Small Cap Value Fund, Variable Series
Columbia Small Company Growth Fund, Variable Series
Columbia Strategic Income Fund, Variable Series
Columbia Value and Restructuring Fund, Variable Series
 (the Funds)

Item 77C - Matters submitted to a vote of security holders:

COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The results of shareholder meeting are as follows:


Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC)
(CMIA) was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
113,351,355                     1,757,833                    6,471,596                    0


Proposal 2: A proposed Investment Subadvisory Agreement with Nordea Investment Management North America, Inc. was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
113,361,307                     1,705,796                    6,513,681                    0


Proposal 3: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
110,600,156                     4,135,971                    6,844,657                    0


Proposal 4: Each of the nominees for trustees was elected to the Trust's Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

TRUSTEE                         VOTES FOR                    VOTES WITHHELD               ABSTENTIONS
-------                         ---------                    --------------               -----------
John D. Collins                 30,856,101,749               842,854,755                  0
Rodman L. Drake                 30,857,325,187               841,631,317                  0
Douglas A. Hacker               30,861,050,794               837,905,710                  0
Janet Langford Kelly            30,867,883,192               831,073,312                  0
William E. Mayer                30,855,973,262               842,983,242                  0
Charles R. Nelson               30,859,400,076               839,556,428                  0
John J. Neuhauser               30,863,380,869               835,575,635                  0
Jonathon Piel                   30,855,679,740               843,276,764                  0
Patrick J. Simpson              30,867,354,087               831,602,417                  0
Anne-Lee Verville               30,866,624,888               832,331,616                  0

COLUMBIA FEDERAL SECURITIES FUND, VARIABLE SERIES

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The results of shareholder meeting are as follows:


Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC)
(CMIA) was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
75,820,310                      2,650,965                    3,123,970                    0


Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
75,150,479                      3,714,473                    2,730,293                    0


Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

TRUSTEE                         VOTES FOR                    VOTES WITHHELD               ABSTENTIONS
-------                         ---------                    --------------               -----------
John D. Collins                 30,856,101,749               842,854,755                  0
Rodman L. Drake                 30,857,325,187               841,631,317                  0
Douglas A. Hacker               30,861,050,794               837,905,710                  0
Janet Langford Kelly            30,867,883,192               831,073,312                  0
William E. Mayer                30,855,973,262               842,983,242                  0
Charles R. Nelson               30,859,400,076               839,556,428                  0
John J. Neuhauser               30,863,380,869               835,575,635                  0
Jonathon Piel                   30,855,679,740               843,276,764                  0
Patrick J. Simpson              30,867,354,087               831,602,417                  0
Anne-Lee Verville               30,866,624,888               832,331,616                  0

COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The results of shareholder meeting are as follows:


Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC)
(CMIA) was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
22,237,796                      385,796                      1,604,520                    0


Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
21,860,584                      903,528                      1,464,000                    0


Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

TRUSTEE                         VOTES FOR                    VOTES WITHHELD               ABSTENTIONS
-------                         ---------                    --------------               -----------
John D. Collins                 30,856,101,749               842,854,755                  0
Rodman L. Drake                 30,857,325,187               841,631,317                  0
Douglas A. Hacker               30,861,050,794               837,905,710                  0
Janet Langford Kelly            30,867,883,192               831,073,312                  0
William E. Mayer                30,855,973,262               842,983,242                  0
Charles R. Nelson               30,859,400,076               839,556,428                  0
John J. Neuhauser               30,863,380,869               835,575,635                  0
Jonathon Piel                   30,855,679,740               843,276,764                  0
Patrick J. Simpson              30,867,354,087               831,602,417                  0
Anne-Lee Verville               30,866,624,888               832,331,616                  0

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The results of shareholder meeting are as follows:


Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC)
(CMIA) was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
55,383,566                      1,727,467                    2,798,149                    0


Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
51,784,249                      4,719,793                    3,405,140                    0


Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

TRUSTEE                         VOTES FOR                    VOTES WITHHELD               ABSTENTIONS
-------                         ---------                    --------------               -----------
John D. Collins                 30,856,101,749               842,854,755                  0
Rodman L. Drake                 30,857,325,187               841,631,317                  0
Douglas A. Hacker               30,861,050,794               837,905,710                  0
Janet Langford Kelly            30,867,883,192               831,073,312                  0
William E. Mayer                30,855,973,262               842,983,242                  0
Charles R. Nelson               30,859,400,076               839,556,428                  0
John J. Neuhauser               30,863,380,869               835,575,635                  0
Jonathon Piel                   30,855,679,740               843,276,764                  0
Patrick J. Simpson              30,867,354,087               831,602,417                  0
Anne-Lee Verville               30,866,624,888               832,331,616                  0

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The results of shareholder meeting are as follows:


Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC)
(CMIA) was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
100,351,747                     3,440,642                    4,811,187                    0


Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
98,602,619                      5,297,247                    4,703,709                    0


Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

TRUSTEE                         VOTES FOR                    VOTES WITHHELD               ABSTENTIONS
-------                         ---------                    --------------               -----------
John D. Collins                 30,856,101,749               842,854,755                  0
Rodman L. Drake                 30,857,325,187               841,631,317                  0
Douglas A. Hacker               30,861,050,794               837,905,710                  0
Janet Langford Kelly            30,867,883,192               831,073,312                  0
William E. Mayer                30,855,973,262               842,983,242                  0
Charles R. Nelson               30,859,400,076               839,556,428                  0
John J. Neuhauser               30,863,380,869               835,575,635                  0
Jonathon Piel                   30,855,679,740               843,276,764                  0
Patrick J. Simpson              30,867,354,087               831,602,417                  0
Anne-Lee Verville               30,866,624,888               832,331,616                  0

COLUMBIA MID CAP VALUE FUND, VARIABLE SERIES

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The results of shareholder meeting are as follows:


Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC)
(CMIA) was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
17,140,214                      73,779                       990,996                      0


Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
17,050,779                      164,939                      989,270                      0


Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

TRUSTEE                         VOTES FOR                    VOTES WITHHELD               ABSTENTIONS
-------                         ---------                    --------------               -----------
John D. Collins                 30,856,101,749               842,854,755                  0
Rodman L. Drake                 30,857,325,187               841,631,317                  0
Douglas A. Hacker               30,861,050,794               837,905,710                  0
Janet Langford Kelly            30,867,883,192               831,073,312                  0
William E. Mayer                30,855,973,262               842,983,242                  0
Charles R. Nelson               30,859,400,076               839,556,428                  0
John J. Neuhauser               30,863,380,869               835,575,635                  0
Jonathon Piel                   30,855,679,740               843,276,764                  0
Patrick J. Simpson              30,867,354,087               831,602,417                  0
Anne-Lee Verville               30,866,624,888               832,331,616                  0

COLUMBIA MONEY MARKET FUND, VARIABLE SERIES

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The results of shareholder meeting are as follows:


Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC)
(CMIA) was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
111,186,544                     6,172,234                    7,599,453                    0


Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
108,571,015                     8,843,166                    7,544,050                    0


Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

TRUSTEE                         VOTES FOR                    VOTES WITHHELD               ABSTENTIONS
-------                         ---------                    --------------               -----------
John D. Collins                 30,856,101,749               842,854,755                  0
Rodman L. Drake                 30,857,325,187               841,631,317                  0
Douglas A. Hacker               30,861,050,794               837,905,710                  0
Janet Langford Kelly            30,867,883,192               831,073,312                  0
William E. Mayer                30,855,973,262               842,983,242                  0
Charles R. Nelson               30,859,400,076               839,556,428                  0
John J. Neuhauser               30,863,380,869               835,575,635                  0
Jonathon Piel                   30,855,679,740               843,276,764                  0
Patrick J. Simpson              30,867,354,087               831,602,417                  0
Anne-Lee Verville               30,866,624,888               832,331,616                  0

COLUMBIA SELECT LARGE CAP GROWTH FUND, VARIABLE SERIES

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The results of shareholder meeting are as follows:


Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC)
(CMIA) was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
4,493,591                       0                            0                            0


Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
4,493,591                       0                            0                            0


Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

TRUSTEE                         VOTES FOR                    VOTES WITHHELD               ABSTENTIONS
-------                         ---------                    --------------               -----------
John D. Collins                 30,856,101,749               842,854,755                  0
Rodman L. Drake                 30,857,325,187               841,631,317                  0
Douglas A. Hacker               30,861,050,794               837,905,710                  0
Janet Langford Kelly            30,867,883,192               831,073,312                  0
William E. Mayer                30,855,973,262               842,983,242                  0
Charles R. Nelson               30,859,400,076               839,556,428                  0
John J. Neuhauser               30,863,380,869               835,575,635                  0
Jonathon Piel                   30,855,679,740               843,276,764                  0
Patrick J. Simpson              30,867,354,087               831,602,417                  0
Anne-Lee Verville               30,866,624,888               832,331,616                  0

COLUMBIA S&P 500 INDEX FUND, VARIABLE SERIES

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The results of shareholder meeting are as follows:


Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC)
(CMIA) was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
22,862,661                      282,801                      552,514                      0


Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
22,821,879                      250,831                      625,266                      0


Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

TRUSTEE                         VOTES FOR                    VOTES WITHHELD               ABSTENTIONS
-------                         ---------                    --------------               -----------
John D. Collins                 30,856,101,749               842,854,755                  0
Rodman L. Drake                 30,857,325,187               841,631,317                  0
Douglas A. Hacker               30,861,050,794               837,905,710                  0
Janet Langford Kelly            30,867,883,192               831,073,312                  0
William E. Mayer                30,855,973,262               842,983,242                  0
Charles R. Nelson               30,859,400,076               839,556,428                  0
John J. Neuhauser               30,863,380,869               835,575,635                  0
Jonathon Piel                   30,855,679,740               843,276,764                  0
Patrick J. Simpson              30,867,354,087               831,602,417                  0
Anne-Lee Verville               30,866,624,888               832,331,616                  0

COLUMBIA SELECT OPPORTUNITIES FUND, VARIABLE SERIES

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The results of shareholder meeting are as follows:


Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC)
(CMIA) was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
4,714,909                       0                            0                            0


Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
4,714,909                       0                            0                            0


Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

TRUSTEE                         VOTES FOR                    VOTES WITHHELD               ABSTENTIONS
-------                         ---------                    --------------               -----------
John D. Collins                 30,856,101,749               842,854,755                  0
Rodman L. Drake                 30,857,325,187               841,631,317                  0
Douglas A. Hacker               30,861,050,794               837,905,710                  0
Janet Langford Kelly            30,867,883,192               831,073,312                  0
William E. Mayer                30,855,973,262               842,983,242                  0
Charles R. Nelson               30,859,400,076               839,556,428                  0
John J. Neuhauser               30,863,380,869               835,575,635                  0
Jonathon Piel                   30,855,679,740               843,276,764                  0
Patrick J. Simpson              30,867,354,087               831,602,417                  0
Anne-Lee Verville               30,866,624,888               832,331,616                  0

COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The results of shareholder meeting are as follows:


Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC)
(CMIA) was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
422,619,858                     17,211,684                   19,715,096                   0


Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
408,770,406                     30,253,945                   20,522,287                   0


Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

TRUSTEE                         VOTES FOR                    VOTES WITHHELD               ABSTENTIONS
-------                         ---------                    --------------               -----------
John D. Collins                 30,856,101,749               842,854,755                  0
Rodman L. Drake                 30,857,325,187               841,631,317                  0
Douglas A. Hacker               30,861,050,794               837,905,710                  0
Janet Langford Kelly            30,867,883,192               831,073,312                  0
William E. Mayer                30,855,973,262               842,983,242                  0
Charles R. Nelson               30,859,400,076               839,556,428                  0
John J. Neuhauser               30,863,380,869               835,575,635                  0
Jonathon Piel                   30,855,679,740               843,276,764                  0
Patrick J. Simpson              30,867,354,087               831,602,417                  0
Anne-Lee Verville               30,866,624,888               832,331,616                  0

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The results of shareholder meeting are as follows:


Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC)
(CMIA) was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
43,816,228                      1,365,394                    1,112,125                    0


Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
41,093,528                      3,611,718                    1,588,500                    0


Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

TRUSTEE                         VOTES FOR                    VOTES WITHHELD               ABSTENTIONS
-------                         ---------                    --------------               -----------
John D. Collins                 30,856,101,749               842,854,755                  0
Rodman L. Drake                 30,857,325,187               841,631,317                  0
Douglas A. Hacker               30,861,050,794               837,905,710                  0
Janet Langford Kelly            30,867,883,192               831,073,312                  0
William E. Mayer                30,855,973,262               842,983,242                  0
Charles R. Nelson               30,859,400,076               839,556,428                  0
John J. Neuhauser               30,863,380,869               835,575,635                  0
Jonathon Piel                   30,855,679,740               843,276,764                  0
Patrick J. Simpson              30,867,354,087               831,602,417                  0
Anne-Lee Verville               30,866,624,888               832,331,616                  0

COLUMBIA STRATEGIC INCOME FUND, VARIABLE SERIES

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The results of shareholder meeting are as follows:


Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC)
(CMIA) was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
65,980,541                      1,716,960                    2,130,578                    0


Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
64,106,618                      3,839,524                    1,881,937                    0


Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

TRUSTEE                         VOTES FOR                    VOTES WITHHELD               ABSTENTIONS
-------                         ---------                    --------------               -----------
John D. Collins                 30,856,101,749               842,854,755                  0
Rodman L. Drake                 30,857,325,187               841,631,317                  0
Douglas A. Hacker               30,861,050,794               837,905,710                  0
Janet Langford Kelly            30,867,883,192               831,073,312                  0
William E. Mayer                30,855,973,262               842,983,242                  0
Charles R. Nelson               30,859,400,076               839,556,428                  0
John J. Neuhauser               30,863,380,869               835,575,635                  0
Jonathon Piel                   30,855,679,740               843,276,764                  0
Patrick J. Simpson              30,867,354,087               831,602,417                  0
Anne-Lee Verville               30,866,624,888               832,331,616                  0

COLUMBIA VALUE AND RESTRUCTURING FUND, VARIABLE SERIES

On March 3, 2010, a special meeting of shareholders of Columbia Funds Variable Insurance Trust was held to consider the approval of several proposals listed in the proxy statement for the meeting. The results of shareholder meeting are as follows:


Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC)
(CMIA) was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
4,285,411                       0                            0                            0


Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

VOTES FOR                       VOTES AGAINST                ABSTENTIONS                  BROKER NON-VOTES
---------                       -------------                -----------                  ----------------
4,285,411                       0                            0                            0


Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor, as follows:

TRUSTEE                         VOTES FOR                    VOTES WITHHELD               ABSTENTIONS
-------                         ---------                    --------------               -----------
John D. Collins                 30,856,101,749               842,854,755                  0
Rodman L. Drake                 30,857,325,187               841,631,317                  0
Douglas A. Hacker               30,861,050,794               837,905,710                  0
Janet Langford Kelly            30,867,883,192               831,073,312                  0
William E. Mayer                30,855,973,262               842,983,242                  0
Charles R. Nelson               30,859,400,076               839,556,428                  0
John J. Neuhauser               30,863,380,869               835,575,635                  0
Jonathon Piel                   30,855,679,740               843,276,764                  0
Patrick J. Simpson              30,867,354,087               831,602,417                  0
Anne-Lee Verville               30,866,624,888               832,331,616                  0

Item 77D/77Q1(b) - Policies with Respect to Securities Investments:
On April 29, 2010, a Form Type 485BOS, accession number 0001193125-10-099498, post-effective amendment number 37 to the registration statement of Columbia Funds Variable Insurance Trust on behalf of the Funds was filed with the SEC. It is hereby incorporated by reference as part of the response to these Items 77D and 77Q1(b) of Form N-SAR. The post-effective amendment disclosed, among other things, certain changes that were made to the policies with respect to security investments of the Columbia Large Cap Growth Fund, Variable Series, Columbia Select Large Cap Growth Fund, Variable Series, Columbia Small Cap Value Fund, Variable Series, Columbia Small Company Growth Fund, Variable Series, and Columbia Value and Restructuring Fund, Variable Series.

On April 30, 2010, a Form Type 497, accession number 0001193125-10-102121, which included supplements dated May 1, 2010 to the registration statement of Columbia Funds Variable Insurance Trust, was filed with the SEC. These are hereby incorporated by reference as part of the response to these Items 77D and 77Q1(b) of Form N-SAR. The supplements disclosed, among other things, certain changes that were made to the entities serving as investment adviser, administrator, distributor, and transfer agent of the Funds upon the closing of the sale of a portion of the asset management business, including the business of managing the Funds, from Bank of America, N.A. to Ameriprise Financial, Inc. on April 30, 2010.


Item 77E - Legal Proceedings:

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants motion to dismiss the complaint, the District Court dismissed one of plaintiffs four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court
(the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuits decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Courts decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates LG.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission
(SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

Columbia Small Cap Value Fund VS

As of December 31, 2009
Name of Person                   Ownership % of Series
American Express Managed Assets  43.93%



As of June 30, 2010
Name of Person                   Ownership % of Series
New York Life Ins & Annunity     25.90%



Changes in Control Persons
                                        Date/Description of
                                        Transaction(s) Became
                                        a, or Ceased to be,
Name of Person   Ownership % of Series  Control Person

Item 77Q1(e) - New or amended Registrant investment advisory contract
(the Funds):

INVESTMENT MANAGEMENT SERVICES AGREEMENT

         This Agreement, dated as of May 1, 2010, is by and between is by and between Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager), a Minnesota limited liability company and Columbia Funds Variable Insurance Trust (the Registrant), a Massachusetts business trust, on behalf of its underlying series listed in Schedule A (the term Fund or Funds is used to refer to either the Registrant or its underlying series, as context requires).

Part One: INVESTMENT MANAGEMENT AND OTHER SERVICES

(1) 	The Fund hereby retains the Investment Manager, and the
Investment Manager hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to furnish the Fund continuously with investment advice; to determine, consistent with the Funds investment objectives, strategies and policies as from time to time set forth in its then-current prospectus or statement of additional information, or as otherwise established by the Board of Trustees (the Board), which investments, in the Investment Managers discretion, shall be purchased, held or sold, and to execute or cause the execution of purchase or sell orders; to recommend changes to investment objectives, strategies and policies to the Board, as the Investment Manager deems appropriate; to perform investment research and prepare and make available to the Fund research and statistical data in connection therewith; and to furnish all other services of whatever nature that the Investment Manager from time to time reasonably determines to be necessary or useful in connection with the investment management of the Fund as provided under this Agreement; subject always to oversight by the Board and the authorized officers of the Fund. The Investment Manager agrees: (a) to maintain an adequate organization of competent persons to provide the services and to perform the functions herein mentioned (to the extent that such services and functions have not been delegated to a subadviser); and (b) to maintain adequate oversight over any subadvisers hired to provide services and to perform the functions herein mentioned. The Investment Manager agrees to meet with any persons at such times as the Board deems appropriate for the purpose of reviewing the Investment Managers performance under this Agreement and will prepare and furnish to the Board such reports, statistical data and other information relating to the investment management of the Fund in such form and at such intervals as the Board may reasonably request. The Fund agrees that the Investment Manager may, at its own expense, subcontract for certain of the services described under this Agreement (including with affiliates of the Investment Manager) with the understanding that the quality and scope of services required to be provided under this Agreement shall not be diminished thereby, and also with the understanding that the Investment Manager shall obtain such approval from the Board and/or Fund shareholders as is required by applicable law, rules and regulations promulgated thereunder, terms of this Agreement, resolutions of the Board and commitments of the Investment Manager. The Investment Manager agrees that, in the event it subcontracts with another party for some or all of the investment management services contemplated by this Agreement with respect to the Fund in reliance on its manager-of-managers exemptive order
(Investment Company Act Release No. 25664 (July 16, 2002)) or a subsequent order containing such conditions, the Investment Manager will retain overall supervisory responsibility for the general management and investment of the Fund and, subject to review and approval by the Board, will set the Funds overall investment strategies (consistent with the Funds then-current prospectus and statement of additional information); evaluate, select and recommend one or more subadvisers to manage all or a portion of the Funds assets; when appropriate, allocate and reallocate the Funds assets among multiple subadvisers; monitor and evaluate the investment performance of subadvisers; and implement procedures reasonably designed to ensure that the subadvisers comply with the Funds investment objectives, policies and restrictions.

(2) The Investment Manager shall comply (or cause the Fund to comply, as applicable) with all applicable law, including but not limited to the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the 1940 Act), the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder, the 1933 Act, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company.

(3) The Investment Manager shall allocate investment opportunities among its clients, including the Fund, in a fair and equitable manner, consistent with its fiduciary obligations to clients. The Fund recognizes that the Investment Manager and its affiliates may from time to time acquire information about issuers or securities that it may not share with, or act upon for the benefit of, the Fund.

(4) 	The Investment Manager agrees to vote proxies and to provide or withhold consents, or to provide such support as is required or requested by the Board in conjunction with voting proxies and providing or withholding consents, solicited by or with respect to the issuers of securities in which the Funds assets may be invested from time to time, as directed by the Board from time to time.

(5) 	The Investment Manager agrees that it will maintain all
required records, memoranda, instructions or authorizations relating to the management of the assets for the Fund, including with respect to the acquisition or disposition of securities. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager hereby agrees that all records that it maintains for each Fund under this Agreement are the property of the Registrant and further agrees to surrender promptly to the Registrant any of such records upon request.

(6) 	The Fund agrees that it will furnish to the Investment
Manager any information that the latter may reasonably request with respect to the services performed or to be performed by the Investment Manager under this Agreement.

(7) 	In selecting broker-dealers for execution, the Investment
Manager will seek to obtain best execution for securities transactions on behalf of the Fund, except where otherwise directed by the Board.
In selecting broker-dealers to execute transactions, the Investment Manager may consider not only available prices (including commissions or mark-up), but also other relevant factors such as, without limitation, the characteristics of the security being traded, the size and difficulty of the transaction, the execution, clearance and settlement capabilities as well as the reputation, reliability, and financial soundness of the broker-dealer selected, the broker-dealers risk in positioning a block of securities, the broker-dealers execution service rendered on a continuing basis and in other transactions, the broker-dealers expertise in particular markets, and the broker-dealers ability to provide research services. To the extent permitted by law, and consistent with its obligation to seek best execution, the Investment Manager may, except where otherwise directed by the Board, execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that the Investment Manager determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or the Investment Managers overall responsibilities with respect to the Fund and other clients for which it acts as investment adviser. The Investment Manager shall not consider the sale or promotion of shares of the Fund, or other affiliated products, as a factor in the selection of broker dealers through which transactions are executed.

(8) 	Except for willful misfeasance, bad faith or negligence on the part of the Investment Manager in the performance of its duties, or reckless disregard by the Investment Manager of its obligations and duties, under this Agreement, neither the Investment Manager, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the Fund or its shareholders or creditors. To the extent permitted by applicable law, each of the Investment Manager, and its respective directors, officers, partners, principals, employees and agents, shall be entitled to rely, and shall be protected from liability in reasonably relying, upon any information or instructions furnished to it (or any of them as individuals) by the Fund or its agents which is believed in good faith to be accurate and reliable.
The Fund understands and acknowledges that the Investment Manager does not warrant any rate of return, market value or performance of any assets in the Fund. Notwithstanding the foregoing, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall constitute a waiver of any right which the Fund may have under such laws or regulations.

Part Two:  COMPENSATION TO THE INVESTMENT MANAGER

(1) 	The Fund agrees to pay to the Investment Manager, in full
payment for the services furnished, a fee as set forth in Schedule A.

(2) 	The fee shall be accrued daily (unless otherwise directed by the Board consistent with the prospectus and statement of additional information of the Fund) and paid on a monthly basis and, in the event of the effectiveness or termination of this Agreement, in whole or in part with respect to any Fund, during any month, the fee paid to the Investment Manager shall be prorated on the basis of the number of days that this Agreement is in effect during the month with respect to which such payment is made.

(3)  	The fee provided for hereunder shall be paid in cash by the
Fund to the Investment Manager within five business days after the last day of each month.

Part Three:  ALLOCATION OF EXPENSES

(1) 	The Investment Manager shall (a) furnish at its expense such office space, supplies, facilities, equipment, clerical help and other personnel and services as are required to render the services contemplated to be provided by it pursuant to this Agreement and (b) pay the compensation of the trustees or officers of the Fund who are directors, officers or employees of the Investment Manager (except to the extent the Board of the Fund shall have specifically approved the payment by the Fund of all or a portion of the compensation of the Funds chief compliance officer or other officer(s)). Except to the extent expressly assumed by the Investment Manager, and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager shall have no duty to pay any Fund operating expenses incurred in the organization and operation of the Fund.

Part Four: MISCELLANEOUS

(1) 	The Investment Manager shall be deemed to be an independent
contractor and, except as expressly provided or authorized in this Agreement or otherwise, shall have no authority to act for or represent the Fund.

(2) 	The Fund acknowledges that the Investment Manager and its
affiliates may perform investment advisory services for other clients, so long as the Investment Managers services to the Fund under this Agreement are not impaired thereby. The Investment Manager and its affiliates may give advice or take action in the performance of duties to other clients that may differ from advice given, or the timing and nature of action taken, with respect to the Fund, and the Investment Manager and its affiliates and their respective clients may trade and have positions in securities of issuers where the Fund may own equivalent or related securities, and where action may or may not be taken or recommended for the Fund. Nothing in this Agreement shall be deemed to impose upon the Investment Manager or any of its affiliates any obligation to purchase or sell, or recommend for purchase or sale for the Fund, any security or any other property that the Investment Manager or any of its affiliates may purchase, sell or hold for its own account or the account of any other client.

(3) 	Neither this Agreement nor any transaction pursuant hereto
shall be invalidated or in any way affected by the fact that Board members, officers, agents and/or shareholders of the Fund are or may be interested in the Investment Manager or any successor or assignee thereof, as directors, officers, stockholders or otherwise; that directors, officers, stockholders or agents of the Investment Manager are or may be interested in the Fund as Board members, officers, shareholders or otherwise; or that the Investment Manager or any successor or assignee is or may be interested in the Fund as shareholder or otherwise, provided, however, that neither the Investment Manager, nor any officer, Board member or employee thereof or of the Fund, shall knowingly sell to or buy from the Fund any property or security other than shares issued by the Fund, except in accordance with applicable regulations, United States Securities and Exchange Commission (SEC) orders or published SEC staff guidance.

(4) 	Any notice under this Agreement shall be given in writing,
addressed and delivered, or mailed postpaid, to the party to this Agreement entitled to receive such, at such partys principal place of business, or to such other address as either party may designate in writing mailed to the other in accordance with this Paragraph (4).

(5) 	All information and advice furnished by the Investment Manager to the Fund under this Agreement shall be confidential and shall not be disclosed to unaffiliated third parties, except as required by law, order, judgment, decree, or pursuant to any rule, regulation or request of or by any government, court, administrative or regulatory agency or commission, other governmental or regulatory authority or any self-regulatory organization. All information furnished by the Fund to the Investment Manager under this Agreement shall be confidential and shall not be disclosed to any unaffiliated third party, except as permitted or required by the foregoing, where it is necessary to effect transactions or provide other services to the Fund, or where the Fund requests or authorizes the Investment Manager to do so. The Investment Manager may share information with its affiliates in accordance with its privacy and other relevant policies in effect from time to time.

(6) 	This Agreement shall be governed by the internal substantive laws of the Commonwealth of Massachusetts without regard to the conflicts of laws principles thereof.

(7) 	A copy of the Registrants Agreement and Declaration of Trust, as amended or restated from time to time, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Registrant by an officer or trustee of the Registrant in his or her capacity as an officer or trustee of the Registrant and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant. Furthermore, notice is hereby given that the assets and liabilities of each series of the Registrant are separate and distinct and that the obligations of or arising out of this Agreement with respect to the series of the Registrant are several and not joint.

(8)	If any term, provision, agreement, covenant or restriction of this Agreement is held by a court or other authority of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

(9)	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original for all purposes and all of which, taken together, shall constitute one and the same instrument.

Part Five: RENEWAL AND TERMINATION

(1) 	This Agreement shall continue in effect for two years from the date of its execution, and from year to year thereafter, unless and until terminated by either party as hereinafter provided, only if such continuance is specifically approved at least annually (a) by the Board or by a vote of the majority of the outstanding voting securities of the Fund and (b) by the vote of a majority of the Board members who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term interested person shall have the same meaning as set forth in the 1940 Act and any applicable order or interpretation thereof issued by the SEC or its staff. As used in this agreement, the term majority of the outstanding voting securities of the Fund shall have the same meaning as set forth in the 1940 Act.

(2) 	This Agreement may be terminated, with respect to any Fund, by either the Fund or the Investment Manager at any time by giving the other party 60 days written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting securities of the Fund.

(3) 	This Agreement shall terminate in the event of its assignment, the term assignment for this purpose having the same meaning as set forth in the 1940 Act, unless the SEC issues an order exempting such assignment from the provisions of the 1940 Act requiring such termination, in which case this Agreement shall remain in full force and effect, subject to the terms of such order.

(4) 	Except as prohibited by the 1940 Act, this Agreement may be
amended with respect to any Fund upon written agreement of the Investment Manager and the Trust, on behalf of that Fund.

Part Six: Use of Name

(1)	At such time as this Agreement or any extension, renewal or
amendment hereof, or any similar agreement with any organization which shall have succeeded to the business of the Investment Manager, shall no longer be in effect, the Fund will cease to use any name derived from the name of the Investment Manager or of any organization which shall have succeeded to the Investment Managers business as investment adviser.

IN WITNESS THEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.



COLUMBIA FUNDS VARIABLE INSURANCE TRUST


By: /s/ Joseph F. DiMaria_________________________________
Name: Joseph F. DiMaria
Title: Chief Accounting Officer


COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC


By: /s/ Amy K. Johnson________________________________
Name: Amy K. Johnson
Title: Senior Vice President

                               Schedule A

Fund	                                       ADVISORY FEE RATES 1
 	                                 Assets	             Rate of Fee
Columbia Asset Allocation Fund,
  Variable Series	          First $1 billion	        0.45%
	                          Next $500 million             0.40%
	                          In excess of $1.5 billion	0.35%

Columbia Federal Securities Fund,
  Variable Series	          First $500 million	        0.38%
	                          Next $500 million	        0.33%
	                          Next $500 million	        0.30%
	                          Next $1.5 billion	        0.27%
	                          Next $3 billion	        0.26%
	                          In excess of $6 billion	0.25%

Columbia International Fund,
  Variable Series	          First $500 million	        0.87%
	                          Next $500 million	        0.82%
	                          Next $500 million	        0.77%
	                          Next $1.5 billion	        0.72%
	                          Next $3 billion	        0.70%
	                          In excess of $6 billion	0.68%

Columbia Large Cap Growth Fund,
  Variable Series	          First $1 billion	        0.50%
	                          In excess of $1 billion	0.45%

Columbia Large Cap Value Fund,
  Variable Series	          First $500 million	        0.77%
	                          Next $500 million	        0.72%
	                          Next $500 million	        0.67%
	                          Next $1.5 billion	        0.62%
	                          Next $3 billion	        0.60%
	                          In excess of $6 billion	0.58%

Columbia Mid Cap Value Fund,
  Variable Series	          First $500 million	        0.70%
	                          Next $500 million	        0.65%
	                          In excess of $1.0 billion	0.60%

Columbia Money Market Fund,
  Variable Series	          First $500 million	        0.35%
	                          Next $500 million	        0.30%
	                          In excess of $1 billion	0.25%

Columbia S&P 500 Index Fund,
  Variable Series	          All assets	                0.20%

Columbia Select Large Cap
  Growth Fund, Variable Series	  All assets	                0.75%

Columbia Small Cap Value Fund,
  Variable Series	          First $500 million	        0.80%
	                          Next $500 million	        0.75%
	                          In excess of $1.0 billion	0.70%

Columbia Small Company Growth
  Fund, Variable Series	          First $1 billion	        0.50%
	                          Next $500 million	        0.45%
	                          In excess of $1.5 billion	0.40%

Columbia Strategic Income Fund,
  Variable Series	          First $500 million	        0.60%
	                          Next $500 million	        0.55%
	                          Next $500 million	        0.52%
	                          In excess of $1.5 billion	0.49%

Columbia Value and Restructuring
  Fund, Variable Series	          All assets	                0.60%

1 Annual rates based on a percentage of the Fund's average daily net assets.

ITEM 77Q1(e) - NEW OR AMENDED REGISTRANT INVESTMENT ADVISORY CONTRACT (COLUMBIA ASSET ALLOCATION FUND, VARIABLE SERIES):

                          SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT, dated this 1st day of May, 2010, among COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC (formerly, RiverSource Investments,
LLC), a Minnesota limited liability company (the Adviser), NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC., a company incorporated under the laws of the State of Delaware (the Sub-Adviser) and COLUMBIA FUNDS VARIABLE INSURANCE TRUST (the Trust), on behalf of Columbia Asset Allocation Fund, Variable Series (the Fund).

                                WITNESSETH:

WHEREAS, the Adviser provides the Fund, a series of the Trust, an open-end investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), investment advisory services pursuant to the terms and conditions of an investment management services agreement dated May 1, 2010 (the Advisory Agreement), between the Adviser and the Trust, on behalf of the Fund and its other series; and

WHEREAS, the Sub-Adviser is willing to provide services to the Adviser on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1.	Duties of the Sub-Adviser.  Subject to the supervision of the
Trustees of the Trust and the Adviser, the Sub-Adviser will: (a) manage the investment of a portion of the assets of the Fund, as determined by the Adviser, in accordance with the Funds investment objectives, policies and limitations as stated in the Funds then current Prospectus (the Prospectus) and Statement of Additional Information (the Statement), and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results to the Board of Trustees of the Trust. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Funds affairs.

Should the Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold and what portion, if any, of the Funds assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.

2.	Certain Information to the Sub-Adviser.  Copies of the Prospectus
and the Statement have been or will be delivered to the Sub-Adviser. The Adviser agrees to notify the Sub-Adviser of each change in the investment policies of the Fund and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus and the Statement. In addition, the Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Adviser copies of all amendments thereto.

3.	Execution of Certain Documents.  Subject to any other written instructions of the Adviser and the Trustees of the Trust, the Sub-Adviser is hereby appointed the Advisers and the Trusts agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

4.	Reports.  The Sub-Adviser shall furnish to the Trustees of the
Trust or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as otherwise reasonably requested from time to time by the Trustees of the Trust or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Adviser, as appropriate, may reasonably request from time to time.

5.	Compensation of the Sub-Adviser.  For the services to be
rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation, computed and paid monthly in arrears in U.S. dollars, at an annual rate of 0.40% of the average daily net asset value of the portion of the Funds assets under management by the Sub-Adviser. If the Sub-Adviser shall serve for less than the whole of any month, the compensation payable to the Sub-Adviser with respect to the Fund will be prorated. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor the Fund shall be liable to the Sub-Adviser for the compensation of the Sub-Adviser. For the purpose of determining fees payable to the Sub-Adviser, the value of the Funds net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement.

6.	Limitation of Liability of the Sub-Adviser.  The Sub-Adviser
shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Fund.

7.	Activities of the Sub-Adviser.  The services of the Sub-Adviser to the Fund are not deemed to be exclusive, the Sub-Adviser being free to render investment advisory and/or other services to others.

8.	Covenants of the Sub-Adviser.  The Sub-Adviser agrees that it
(a) will not deal with itself, affiliated persons of the Sub-Adviser, the Trustees of the Trust or the Funds distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, and except in accordance with Rule 17e-l procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current Prospectus and Statement relative to the Sub-Adviser and its trustees, officers, employees and affiliates.

9.	Representations, Warranties and Additional Agreements of the
Sub-Adviser.  The Sub-Adviser represents, warrants and agrees that:

(a)	It (i) is registered as an investment adviser under the U.S.
Investment Advisers Act of 1940 (the Advisers Act), is authorized to undertake investment business in the U.S. and is registered under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser in writing of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Adviser in writing of any change of control of the Sub-Adviser or any parent of the Sub-Adviser resulting in an assignment of this Agreement.

(b)	It will maintain, keep current and preserve on behalf of the
Fund, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Adviser for the Fund as may be reasonably requested by the Adviser or the Fund from time to time. The Sub-Adviser agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

(c)	The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Adviser will provide the Trust and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Adviser certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

(d)	It has provided the Adviser and the Trust with a copy of its
Form ADV as most recently filed with the Securities and Exchange Commission (the SEC) and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser and the Trust.

10.	Duration and Termination of this Agreement.  This Agreement
shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until the second anniversary of the date of its execution and from year to year thereafter but only so long as its continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. This Agreement may be terminated at any time without penalty on sixty days written notice to the Sub-Adviser by vote of the Board of Trustees of the Trust, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. This Agreement also may be terminated at any time without penalty by the Sub-Advisor on ninety days written notice to the Adviser and Trust. This Agreement shall automatically terminate in the event of its assignment or in the event that the Advisory Agreement shall have terminated for any reason.

11.	Amendments to this Agreement.  This Agreement may be amended in accordance with the 1940 Act.

12.	Certain Definitions.  The terms specifically approved at
least annually, vote of a majority of the outstanding voting securities, assignment, control, affiliated persons and interested person, when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

13.	Survival of Representations and Warranties; Duty to Update
Information. All representations and warranties made by the Sub-Adviser pursuant to Section 9 hereof shall survive for the duration of this Agreement and the Sub-Adviser shall immediately notify, but in no event later than five (5) business days, the Adviser in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

14.	Miscellaneous.  This Agreement shall be governed by and
construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Advisers Secretary in the case of the Sub-Adviser, the Advisers General Counsel in the case of the Adviser, and the Trusts Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original for all purposes and all of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC


By:	/s/ Amy K. Johnson
Name: Amy K. Johnson
Title: Senior Vice President


NORDEA INVESTMENT MANAGEMENT
NORTH AMERICA, INC.


By:	/s/ Klaus Godinson
	Name: Klaus Godinson
	Title: CEO


By:	/s/ Jarrett Singer
	Name: Jarrett Singer
	Title: CFO

COLUMBIA FUNDS VARIABLE INSURANCE TRUST, on behalf of its Columbia Asset Allocation Fund, Variable Series series


By:	/s/ Joseph F. DiMaria
	Name: Joseph F. DiMaria
	Title: Chief Accounting Officer


A copy of the Agreement and Declaration of Trust of the Trust, as amended or restated from time to time, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Fund by an officer or trustee of the Trust in his or her capacity as an officer or trustee of the Trust and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.